                                      AMENDMENT

     AMENDMENT dated December 15, 1997 (this "AMENDMENT"), to the Amended and Restated Research, Development and Marketing Collaboration Agreement between Onyx Pharmaceuticals, Inc., a California corporation ("ONYX"), and Warner-Lambert Company, a Delaware corporation ("WARNER"), which Amended and Restated Agreement (the "AGREEMENT") was executed during July, 1997.

                                W I T N E S S E T H

     WHEREAS, Onyx and Warner desire, among other things, to modify the field of their cell cycle control collaboration under the Agreement, extend the term of the Agreement and modify their mutual rights under the Agreement to Japan,

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   DEFINITIONS.

          (a) Capitalized terms used but not defined in this Amendment will have the meanings ascribed thereto in the Agreement.

          (b)  The following definitions are hereby added to Article 1 of the
Agreement:

     "Generation 1 Collaboration Compounds" shall mean Collaboration Compounds that are initially identified under the Collaboration as having activity against any of the following targets: [*]

     "Generation 2 Collaboration Compounds" shall mean Collaboration Compounds that are initially identified under the Collaboration as having activity against any targets in the Field other than those set forth in the definition of Generation 1 Collaboration Compounds.

     2. FIELD. The definition of "Field" found in ARTICLE 1 of the Agreement is hereby amended by deleting the third and all later paragraphs thereof in their entirety and replacing the same by the following:

     FIELD

     The field will consist of [*].  The field shall also include [*]


                                          1.

     [*]. The Field will also include the [*], as well as targets that control the activity of [*].

     EXCLUSIONS

     Nothwithstanding the general description of the Field provided above, the Field will exclude:

     (a) All molecular entities that are part of or that regulate [*]. This includes but is not restricted to [*]. This also includes molecules that directly or indirectly regulate the aforementioned molecules, [*]. This also includes [*]. This exception shall not include (by way of example and not limitation) [*].

     3. TERM OF RESEARCH COLLABORATION. SECTION 2.3 of the Agreement is hereby deleted in its entirety and replaced by the following:

          2.3 RESEARCH TERM. Work under the Research Plan will commence as of May 2, 1995 and, unless terminated earlier by either party pursuant to the terms of this Agreement or extended by mutual agreement of the parties, will terminate on the sixth anniversary thereafter (as terminated, expired or extended, the "Term of the Research Collaboration"). At least thirty
     (30) days prior to the five-year anniversary of the Effective Date, Onyx will provide Warner a written research proposal for continuation of the research project beyond such initial six-year Term of the Research Collaboration. Promptly after Onyx provides such proposal, the Research Management Committee will conduct a


                                          2.

     formal review of such proposal and of the status and success of the parties' work on the Research Plan. By [*], Warner shall decide in its sole discretion whether to extend the collaborative research under the research proposal beyond the initial six year term for at least one additional year, or not to extend the collaborative research beyond such initial term, in which case the Agreement shall terminate at the end of such initial six-year Term of the Research Collaboration. If Warner does not elect in writing to extend the Term of the Research Collaboration beyond such initial six year term, then commencing on or promptly after the Evaluation Date the work conducted by Onyx and Warner will be wound down and ended in an orderly [*] phase-out period, ending on [*] with Onyx continuing the research efforts using [*] FTEs over such period. During such phase-out period, Warner will be obligated to pay Onyx a total of [*] to support Onyx's research efforts using [*] FTEs over such phase-out period, which amounts shall be paid in [*] equal installments in advance over [*], commencing on the Evaluation Date, [*] of [*] research funding payments as specified in SECTION 9.1. Furthermore, during the phase-out period, Warner may modify or eliminate its FTE and other commitments under
     SECTION 2.2 in its sole discretion. In the event of a phase-out during the final year of the Term of the Research Collaboration, the terms of this
     SECTION 2.3 will supersede those of SECTION 2.2.

     4. RESEARCH FUNDING. SECTION 9.1 of the Agreement is hereby amended by the addition of the following funding commitments:

          May 2, 1998. . . . . . . . . . . . . . .     [*]
          August 2, 1998 . . . . . . . . . . . . .     [*]
          November 2, 1998 . . . . . . . . . . . .     [*]
          February 2, 1999 . . . . . . . . . . . .     [*]
          May 2, 1999. . . . . . . . . . . . . . .     [*]
          August 2, 1999 . . . . . . . . . . . . .     [*]
          November 2, 1999 . . . . . . . . . . . .     [*]
          February 2, 2000 . . . . . . . . . . . .     [*]
          May 2, 2000. . . . . . . . . . . . . . .     [*]
          August 2, 2000 . . . . . . . . . . . . .     [*]
          November 2, 2000 . . . . . . . . . . . .     [*]
          February 2, 2001 . . . . . . . . . . . .     [*]
                                                       [*]

     5. GENERATION 1 MILESTONES. The phrase "Collaboration Product" found throughout SECTION 9.2(a) and SECTION 9.2(b) of the Agreement is hereby deleted in each instance and replaced by the phrase "Generation 1 Collaboration Product". The parenthetical "(provided that each such Generation 1 Collaboration Product is a different chemical entity)" is hereby added immediately after the two places where the word "approved" is found in
SECTION 9.2(b) of the Agreement.


                                          3.

     6.   GENERATION 2 MILESTONES.  The following is hereby added as a new
SECTION 9.3 of the Agreement:

     9.3 GENERATION 2 COLLABORATION PRODUCTS. (a) Warner will pay Onyx the following amounts with respect to the first Generation 2 Collaboration Product to achieve each stated milestone:

          Commencement of Phase I clinical trials
          by or on behalf of Warner anywhere in
          the world. . . . . . . . . . . . . . . .     [*]

          Commencement of Phase II clinical trials
          by or on behalf of Warner anywhere in
          the world. . . . . . . . . . . . . . . .     [*]

          Commencement of Phase III clinical trials
          by or on behalf of Warner anywhere in
          the world. . . . . . . . . . . . . . . .     [*]

          The FDA's acceptance for filing of
          an NDA . . . . . . . . . . . . . . . . .     [*]

          Acceptance for filing of an MAA
          applicable to any of the following
          countries:  (i) United Kingdom,
          (ii) Spain, (iii) Italy, (iv) France
          and (v) Germany (each a "Major
          European Country") . . . . . . . . . . .     [*] country, up
                                                       to [*] total

          Approval by the FDA of an NDA. . . . . .     [*]

          Approval of an MAA applicable to a
          Major European Country . . . . . . . . .     [*]country, up
                                                        to [*] total


     (b) Warner will pay Onyx [*] upon the approval by the FDA of an NDA for the second and each subsequent Generation 2 Collaboration Product so approved (provided that each such Generation 2 Collaboration Product is a different chemical entity) and [*] upon the approval of an MAA applicable to each Major European Country, up to [*], for the second and each subsequent Collaboration Product so approved (provided that each such Generation 2 Collaboration Product is a different chemical entity).

     (c) Warner will pay Onyx [*] upon certification by the Research Management Committee that the first screening assay for the Generation 2 Targets has been completed and the hits analyzed.


                                          4.

     7.   JAPANESE MILESTONES.  The following is hereby added as a new
SECTION 9.4 of the Agreement:

          SECTION 9.4 JAPANESE MILESTONES. (a) Warner will pay Onyx the following amounts with respect to the first Collaboration Product to achieve each stated milestone:


          Commencement of Phase I clinical
          trials by or on behalf of Warner
          in Japan . . . . . . . . . . . . . . . .     [*]

          Commencement of Phase II clinical
          trials by or on behalf of Warner
          in Japan . . . . . . . . . . . . . . . .     [*]

          Commencement of Phase III clinical
          trials by or on behalf of Warner
          in Japan . . . . . . . . . . . . . . . .     [*]

          Acceptance for filing by the MHW of an
          MAA in Japan . . . . . . . . . . . . . .     [*]



      (b) Warner will pay Onyx [*] upon approval of each Collaboration Product for sale in Japan by the MHW, provided each such Collaboration Product is a different chemical entity.

     8. JAPAN. The parenthetical "(except for Japan)" found in SECTIONS 6.1, 6.2, 6.3 and 6.4 of the Agreement is in each instance hereby deleted. The phrase "other than Japan" found in the antepenultimate sentence of SECTION 5.3 of the Agreement is hereby deleted. SECTIONS 11.1, 11.2 and 11.3 of the Agreement are hereby deleted in their entirety.

     9. EXCLUSIVITY. SECTION 12.7 of the Agreement is hereby deleted in its entirety and replaced by the following:

     12.7 EXCLUSIVITY.

          "(a) Except as otherwise provided in subsection (b) below, during the Term of the Research Collaboration and [*] thereafter (i) neither party will conduct any research or development in the Field except pursuant to this Agreement, (ii) neither party will license (or otherwise permit access to) any of its Patents or Know-How for research or development in the Field to (or otherwise collaborate on research or development in the Field with) any other person or entity and (iii) Onyx will not license (or otherwise permit access to) any assay developed by it pursuant to the Collaboration to any other person or entity. In respect of (i), above, each party shall have the right to conduct its own research and development in the Field during [*] following the end of the Term of the Research Collaboration, provided that all results of such work discovered during such period (including without limitation compounds and assays), and analogs and derivatives of compounds identified during such period whenever


                                          5.

     identified, are promptly disclosed to the other party and are covered by the licenses granted under Sections 1.4, 5.1 and 5.2, as applicable.

          "(b) If Warner elects at the Evaluation Date, as provided in Section 2.3, not to extend the Term of the Research Collaboration beyond the end of the initial six year Term of the Research Collaboration, then as of the Evaluation Date the provisions of subsection (a) above will be modified as follows: (i) the phrase "during the Term of the Research Collaboration and [*] thereafter" in the first sentence of subsection (a) shall be modified to read "during the Term of the Research Collaboration and [*] thereafter";
     (ii) for any new targets in the Field (the "New Targets") that Onyx proposed to Warner, in the written research proposal submitted by Onyx to Warner under Section 2.3, to be the subject of the Research Collaboration (i.e., targets within the Field that are not, as of the Evaluation Date, the subject of collaborative research under the Research Collaboration) then commencing at the end of the Term of the Research Collaboration and thereafter, the restrictions in subsections 12.7(b)(i) and 12.7(b)(ii) shall not apply to all such New Targets; and (iii) the last sentence of subsection (a) shall only apply [*] after the end of the Term of the Research Collaboration, and shall not apply to any work conducted by a party after the end of the Term of the Research Collaboration with respect to New Targets, or to any results of such work (including without limitation compounds and assays, and analogs and derivatives of compounds identified)."

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.


ONYX PHARMACEUTICALS, INC.         WARNER-LAMBERT COMPANY



By:                                By:
   ---------------------------        ---------------------------
Name:     Hollings C. Renton       Name:     Wendell Wierenga, Ph.D.
Title:    President & CEO          Title:    Senior Vice President, Worldwide
                                   Preclinical Research, Development and
                                   Technologies
                                   Parke-Davis Pharmaceutical Research



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